EXHIBIT 23





                         CONSENT OF INDEPENDENT AUDITORS



         We consent to the incorporation by reference in the registration statement listed below of our report on the financial statements of The Coca-Cola Company Thrift & Investment Plan included in the Annual Report on Form 11-K of The Coca-Cola Company for the year ended December 31, 2000:

                  Registration Statement No. 2-58584 on Form S-8, dated November 20, 1987, as amended




                                         /s/ BANKS, FINLEY, WHITE & CO.



Atlanta, Georgia
June 27, 2001